Promissory Note	9 Months Ended
Apr. 30, 2026
DevvStream Corp [Member]
Promissory Note [Line Items]
Promissory Note

11.    Promissory Note

On March 6, 2026, the Company issued a non-interest-bearing promissory note (the “Note”) to Helena with the principal amount of $700,000. The Note is unsecured, matures on March 6, 2027, and may be prepaid in whole or in part at any time without penalty. The Company received cash proceeds of $700,000 on March 10, 2026.

As the Note is non-interest-bearing, the Company imputed interest in accordance with ASC 835-30 and recorded the Note at its present value at issuance of $595,759, determined by discounting the face amount at an imputed market rate of 17.50% per annum. The resulting discount of $104,240 is amortized to interest expense over the term of the Note using the effective interest method. A deferred financing benefit of the same amount is recognized as a current liability, which will be amortized over the term of the Note to offset imputed interest expense on the Note.

During the nine months ended April 30, 2026, the Company made partial repayments of $84,745 against the face value of the Note through drawdowns under its ELOC (Note 8) and recognized imputed interest expense of $14,157. As at April 30, 2026, the Note had a face value of $615,255, an unamortized discount of $78,773, and a net carrying value of $536,482, which is classified as a current liability.